UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2019
AMERICAN STATES WATER COMPANY
 (Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

GOLDEN STATE WATER COMPANY
 (Exact name of registrant as specified in its charter)

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (909) 394-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered

American States Water Company Common Shares	AWR	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial
accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 8 – Other Events

Item 8.01.                          Other Events

San Dimas, California, June 3, 2019…. American States Water Company (NYSE:AWR) announced that on May 30, 2019, the California Public Utilities Commission (“CPUC”) approved the water general rate case for AWR’s wholly owned subsidiary, Golden State Water Company (“GSWC”).  GSWC had filed a general rate case application in July 2017 for all of its water regions and the general office to determine new rates for the years 2019 – 2021. The new rates approved by the CPUC are retroactive to January 1, 2019.  Among other things, the final decision approves a settlement agreement in its entirety that had been entered into in August 2018 between GSWC and the CPUC’s Public Advocates Office. As a result, the final decision authorizes GSWC to invest approximately $334.5 million over the rate cycle in order to continue to provide safe and reliable water utility service to its customers.  The $334.5 million of infrastructure investment includes $20.4 million of capital projects to be filed for revenue recovery through advice letters when those projects are completed.  In April 2019, the assigned Administrative Law Judge had issued a proposed decision approving the settlement agreement with the exception of these advice letter projects.  However, in the final decision, the CPUC adopted a revised proposed decision which was modified to approve the initial settlement as filed, including all of the advice letter capital projects agreed to by GSWC and the Public Advocates Office.
A copy of the company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 – Financial Statement and Exhibits

Item 9.01.                          Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release: American States Water Company Announces CPUC Decision Approving New Water Rates at GSWC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:
Date: June 3, 2019	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY:
Date: June 3, 2019	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer and Secretary